UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

PATHWARD FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 497-7497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On October 27, 2022, the Registrant issued a press release announcing its results of operations and financial condition as of and for the three months and year ended September 30, 2022. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended (the "Securities Act"), except to the extent specifically provided in any such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2022, Pathward Financial, Inc. (the “Company”) announced that Sonja Theisen, Executive Vice President, Governance, Risk, and Compliance, will succeed Glen W. Herrick as Chief Financial Officer effective as of April 30, 2023.

Ms. Theisen, 41, has served as Executive Vice President, Governance, Risk, and Compliance of the Company and Pathward, N.A. (the “Bank”) since August 2022. She was previously Executive Vice President and Chief Governance, Risk and Compliance Officer from October 2021 to August 2022, Senior Vice President, Chief of Staff from February 2021 to October 2021, Senior Vice President, Chief Accounting Officer from September 2016 to February 2021, and Senior Vice President, Controller from December 2013 to September 2016. Prior to joining the Company, Ms. Theisen held various finance and accounting positions at Great Western Bank, including as Senior Vice President, Finance Operations. Prior to Great Western Bank, Ms. Theisen was an Audit Manager at Eide Bailly, LLC and KPMG LLC.

There are no family relationships between Ms. Theisen and any director or executive officer of the Company or relationships or related party transactions between Ms. Theisen and the Company that are required to be reported.

Item 7.01    Regulation FD Disclosure.

Information is being furnished herein in Exhibit 99.2 with respect to the Investor Update slide presentation prepared for use with the press release. While most of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related notes prepared in accordance with generally accepted accounting principles ("GAAP") and management’s discussion and analysis of financial condition and results of operations included, or to be included, in the Company’s reports on Forms 10-K and 10-Q, this information includes selected financial and operational information through the fourth quarter of fiscal year 2022 and does not represent a complete set of financial statement and related notes prepared in conformity with GAAP. The Company’s annual financial statements are subject to independent audit. The Investor Update slide presentation is dated October 27, 2022 and the Company does not undertake to update the materials after that date.

On October 27, 2022, the Company issued a press release related to the Chief Financial Officer succession. A copy of this press release is furnished as Exhibit 99.3.

The information in this Item 7.01, including Exhibits 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Pathward Financial, Inc., dated October 27, 2022 regarding the results of operations and financial condition.
99.2	Investor Update slide presentation for the Fourth Quarter of Fiscal Year 2022, dated October 27, 2022, prepared for use with the Press Release.
99.3	Press release dated October 27, 2022 regarding the Chief Financial Officer succession.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHWARD FINANCIAL, INC.

Date: October 27, 2022	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President and Chief Financial Officer